Exhibit 99.1

Investor Contact: Scott Galovan
Avanos Medical, Inc.
Investor.Relations@Avanos.com

Media Contact: Katrine Kubis
Avanos Medical, Inc.
CorporateCommunications@Avanos.com

Avanos Medical, Inc. to Nominate James Cunniff and William Burke to Board of Directors

Enters into Agreement with Bradley L. Radoff

ALPHARETTA, Ga., February 26, 2026/PRNewswire/ -- Avanos Medical, Inc. (NYSE: AVNS), a leading medical technology company, today announced that it intends to nominate James (“Jim”) L. Cunniff, President and CEO of Electromed, Inc., and William (“Bill”) P. Burke, former Executive Vice President, Chief Financial Officer of Haemonetics Corporation, to stand for election as independent directors to the Avanos Board of Directors (the “Board”) at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), subject only to successful completion of customary background checks. In connection with Mr. Cunniff’s nomination and Avanos’s commitment to nominate a second, new independent director at the 2026 Annual Meeting (for which Avanos has nominated Mr. Burke), Avanos has entered into a cooperation agreement with Bradley L. Radoff and one of his affiliates.
“Jim Cunniff and Bill Burke bring highly complementary backgrounds that will support the execution of our strategic priorities,” said Gary Blackford, Avanos Board chair. “Having served in executive leadership roles for more than 30 years, Jim has deep operating experience and a strong track record of driving growth within medical technology organizations. In addition, Bill’s extensive finance and accounting experience with global medical technology companies is expected to make an immediate and meaningful contribution to strengthen Avanos.”
Blackford concluded, “We are confident the addition of these two strong leaders will enhance the Board’s executive leadership and financial expertise and promote the introduction of novel perspectives that are aligned with Avanos’ long-term strategy.”
“I believe in Avanos’ potential and value the constructive engagement I’ve had with the Board,” said Mr. Radoff. “I am confident these new directors will help position the Company for long-term success and am excited for the future of Avanos.”
The Board will present its formal recommendation regarding the director nominees in the Company’s definitive proxy statement and other materials, to be filed with the United States Securities and Exchange Commission (the “SEC”) and mailed to all shareholders eligible to vote at the 2026 Annual Meeting, which has yet to be scheduled.
The full cooperation agreement between Avanos and Mr. Radoff will be filed as an exhibit to a Current Report on Form 8-K with the SEC.
About James Cunniff
James Cunniff has served as President, Chief Executive Officer and a board member of Electromed, Inc. since July 2023. Prior to that role, from 2017 to 2022, Mr. Cunniff served as President, Chief Executive Officer and a board member of Provista Inc., a Vizient company, where he consistently grew revenue and profits, executed two acquisitions, and shaped the strategic plan for the company. Previously, from 2015 to 2017, he served as President and Chief Executive Officer of Denver Solutions, LLC (d/b/a Leiters). Earlier in his career, from 2012 to 2014, Mr. Cunniff served as Senior Vice President, Americas, at Acelity L.P. He also held numerous leadership positions at Stryker Corporation.

Exhibit 99.1

Mr. Cunniff earned a Bachelor of Science degree in advertising and business from the University of Illinois Urbana-Champaign. He is an alumnus of the Advanced Management Program at Harvard Business School.
About William Burke
William Burke has served as a member of the Board of Directors of Axogen, Inc. since July 2022. He is the Chairman of Axogen’s Audit Committee and a member of its Governance, Nominating and Sustainability Committee. From August 2016 to June 2022, Mr. Burke was the Executive Vice President, Chief Financial Officer of Haemonetics Corporation and was responsible for the global finance organization including investor relations. From July 2014 to July 2016, Mr. Burke served as Chief Integration Officer and Vice President, Integration for Medtronic plc, a global healthcare products company, and was a member of its Executive Committee. Prior to joining Medtronic, Mr. Burke spent more than 20 years in finance and business development leadership roles at Covidien, including Chief Financial Officer of Covidien Europe. From 2022 to 2023, he served as a member of the board of directors of MiroMatrix Medical Inc. Mr. Burke began his career as an auditor with KPMG.
Mr. Burke received a Bachelor of Science degree in business administration from Bryant University.
About Avanos Medical
Avanos Medical (NYSE: AVNS) is a medical technology company focused on delivering clinically superior medical device solutions that will help patients get back to what matters. Headquartered in Alpharetta, Georgia, Avanos is committed to addressing some of today’s most important healthcare needs, including providing a vital lifeline for nutrition to patients from hospital to home, and reducing the use of opioids while helping patients move from surgery to recovery. Avanos develops, manufactures and markets its recognized brands globally and holds leading market positions in multiple product categories. For more information, visit www.avanos.com and follow Avanos Medical on X (@AvanosMedical), LinkedIn and Facebook.
Forward-Looking Statements
This press release contains information that includes or is based on “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “will,” or “positioned,” and similar expressions. These “forward-looking statements” include statements about the Company’s nomination of Jim Cunniff and Bill Burke to the Board; the Company’s ability to achieve sustainable and profitable growth and meet its strategic objectives. Forward-looking statements are based on the current plans and expectations of the Company’s management and are subject to various risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to: the support provided by the new Board members; weakening of economic conditions that could adversely affect the level of demand for the Company’s products; pricing pressures generally, including cost-containment measures that could adversely affect the price of or demand for the Company’s products; shortage in drugs used in the Surgical Pain and Recovery products or other disruptions in the Company’s supply chain; ongoing regional conflicts between Russia and Ukraine and in the Middle East; the Company’s ability to achieve the expected benefits of its transformation initiative or divestiture, acquisition or merger transactions; inflationary pressures; the impact of tariffs; new or increased tariffs or other trade restrictions; rising interest rates; financial conditions affecting the banking system and the potential threats to the solvency of commercial banks; changes in foreign exchange markets; legislative and regulatory actions; unanticipated issues arising in connection with clinical studies and otherwise that affect U.S. Food and Drug Administration approval of new products; changes in reimbursement levels or reimbursement coverage from third-party payors; product liability claims; the impact of investigative and legal proceedings and compliance risks; the impact of the federal legislation to reform the U.S. healthcare system; changes in financial markets; and changes in the competitive environment. The information contained herein speaks only as of the date of this release, and the Company undertakes no obligation to update forward-looking statements, except as may be required by the securities laws.
Additional information concerning these and other factors that may impact future results is contained in the Company’s filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2025.
Important Additional Information
Avanos Medical, Inc., its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at its 2026 Annual Meeting of Stockholders. The Company intends to file a proxy statement with the SEC in connection with any such solicitation of proxies from the Company’s stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE

Exhibit 99.1
SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION.
Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Company’s 2026 Annual Meeting of Stockholders. Information regarding the direct and indirect beneficial ownership of the Company’s directors and executive officers in its securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Investors section of Avanos’s website at www.avanos.com.